UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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[ ]    Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
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[ ]    Definitive Additional Materials.
[ ]    Soliciting Material Pursuant to § 240.14a-12.

LISTED FUNDS TRUST

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Clough Long/Short Equity ETF (CBLS)
(formerly known as the Changebridge Long/Short Equity ETF)

Clough Select Equity ETF (CBSE)
(formerly known as the Changebridge Select Equity ETF)
each a series of
Listed Funds Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202
December 15, 2023
Dear Shareholder:
I am writing to inform you of an upcoming joint special meeting (the “Special Meeting”) of the shareholders of the Clough Long/Short Equity ETF and the Clough Select Equity ETF (each, a “Fund”, and together, the “Funds”), each a series of Listed Funds Trust (the “Trust”), to be held on January 11, 2024. The purpose of the Special Meeting is to seek shareholder approval separately with respect to each Fund of the proposal set forth below (the “Proposal”) and described in greater detail in the accompanying Proxy Statement:

PROPOSAL:	To approve a new investment advisory agreement between the Trust, on behalf of the Clough Long/Short Equity ETF and Clough Select Equity ETF, and Clough Capital Partners L.P.
Enclosed you will find a notice of the Special Meeting, the Proxy Statement with additional information about the Proposal, and a proxy card with instructions for voting. Following this letter, you will find questions and answers designed to help you understand the Proposal, the Proxy Statement, and how to cast your votes. These questions and answers are provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully and in its entirety.
The Board of Trustees of the Trust believes the Proposal is in the best interest of each Fund and its shareholders and recommends that you vote “FOR” the Proposal. The approval of the Proposal will not result in any change to the Funds’ investment objectives, investment strategies, portfolio manager, or increase in shareholder fees or expenses.
The Special Meeting is scheduled to be held at 11:00 a.m., Central time on January 11, 2024, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record of a Fund as of the close of business on December 4, 2023 (the “Record Date”), you are entitled to vote at the Special Meeting and at any postponement or adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet.
If you have any questions regarding the Proposal or how to vote with respect to the Proposal, please do not hesitate to call our proxy solicitor, Morrow Sodali Fund Solutions, toll-free at (888) 694-6014. Representatives will be available Monday through Friday 10 a.m. to 11 p.m., Eastern time.
Thank you for taking the time to consider this important Proposal and for your continuing investment in the Funds.
Sincerely,

/s/ Rachel A. Spearo
Rachel A. Spearo
Secretary
Listed Funds Trust

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE BY INTERNET OR TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

Clough Long/Short Equity ETF (CBLS)
(formerly known as the Changebridge Long/Short Equity ETF)

Clough Select Equity ETF (CBSE)
(formerly known as the Changebridge Select Equity ETF)
each a series of
Listed Funds Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202
NOTICE OF SPECIAL MEETING
TO BE HELD JANUARY 11, 2024

A joint special meeting of shareholders (the “Special Meeting”) of the Clough Long/Short Equity ETF and the Clough Select Equity ETF (each, a “Fund”, and together, the “Funds”), each a series of Listed Funds Trust (the “Trust”), will be held on January 11, 2024, at 11:00 a.m., Central time, at the offices of the Funds’ administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of each Fund, voting separately, will be asked to act upon the following proposal:

PROPOSAL:	To approve a new investment advisory agreement between the Trust, on behalf of the Clough Long/Short Equity ETF and Clough Select Equity ETF, and Clough Capital Partners L.P.
THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
Shareholders also may be asked to transact such other business as may properly come before the Special Meeting.
The Trust’s Board of Trustees has fixed the close of business on December 4, 2023, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment(s) thereof.
Please read the accompanying Proxy Statement carefully. Your vote is very important to us regardless of the number of shares you hold. Shareholder participation helps to ensure that a quorum necessary to conduct the business of the Special Meeting for each Fund is present and avoids adjournments and future solicitations for your vote for the Proposal. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card. Alternatively, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote using the internet. Votes cast may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described herein, or by voting in person at the Special Meeting.
By Order of the Board of Trustees of Listed Funds Trust,
/s/ Rachel A. Spearo
Rachel A. Spearo
Secretary
Listed Funds Trust
December 15, 2023

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU DECIDE TO CHANGE YOUR VOTE.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL
Below is a brief overview, presented in question-and-answer format, of the proposal and related information shareholders are asked to consider and vote on at the joint special meeting of shareholders (the “Special Meeting”) of the Clough Long/Short Equity ETF and Clough Select Equity ETF (each, a “Fund” and together, the “Funds”), each a series of Listed Funds Trust (the “Trust”), to be held on January 11, 2024. Your vote is important, no matter how large or small your investment may be. Please carefully read the Proxy Statement, which accompanies these questions and answers and contains additional information about the proposal, and keep it for future reference.
QUESTIONS AND ANSWERS
Q. Why are you sending me this information?
A. You are receiving these proxy materials because you have been identified as a shareholder of the Clough Long/Short Equity ETF and/or Clough Select Equity ETF as of December 4, 2023 (the “Record Date”), and therefore, you have the right to vote on the important proposal set forth below (the “Proposal”) with respect to your investment in the Fund(s).

PROPOSAL:	To approve a new investment advisory agreement between the Trust, on behalf of the Clough Long/Short Equity ETF and Clough Select Equity ETF, and Clough Capital Partners L.P.
Q. Why am I being asked to approve the new investment advisory agreement?
A. From each Fund’s inception on November 12, 2020 until August 28, 2023, Changebridge Capital, LLC (the “Changebridge”) provided investment advisory services to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and Changebridge (the “Prior Advisory Agreement”). At a meeting of the Board of Trustees (the “Board”) of the Trust held on August 28, 2023 (the “Board Meeting”), Vincent Lorusso, each Fund’s portfolio manager and the then-managing member of Changebridge, notified the Board that he planned to wind down and dissolve Changebridge’s advisory business and to assume responsibilities as President and Chief Executive Officer, Partner, and Portfolio Manager of Clough Capital Partners, L.P. (“Clough”), in which roles he currently serves.
In conjunction with the anticipated wind-down of Changebridge’s advisory business and at the request of Changebridge, the Board terminated the Prior Advisory Agreement and approved an interim investment advisory agreement (the “Interim Advisory Agreement”) with Clough, pursuant to which Clough currently provides investment advisory services to each Fund for a period of up to 150 days. The Board also approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Clough to enable Clough to provide investment advisory services to each Fund beyond the 150-day period, subject to approval by Fund shareholders.
The Investment Company Act of 1940 (the “1940 Act”) requires that the New Advisory Agreement be approved both by the vote of a majority of the outstanding voting shares of each Fund and the vote of the Funds’ Board, including a majority of those Trustees who are not “interested persons” of any party to the New Advisory Agreement (as that term is defined by the 1940 Act). At the Board Meeting, the Board, including a majority of the Trustees who are not “interested persons” of either the Trust or Clough (collectively, the “Independent Trustees”), approved, subject to shareholder approval, the New Advisory Agreement. The Funds are now seeking shareholder approval of the New Advisory Agreement. Accordingly, because you have been identified as a shareholder of a Fund or both Funds on the Record Date, you are being asked to vote to approve the New Advisory Agreement with respect to the Fund(s). The Trust and Clough hope to obtain shareholder approval of the New Advisory Agreement prior to the conclusion of the 150-day term of the Interim Advisory Agreement to avoid any potential interruption in the day-to-day management of each Fund’s portfolio.
Q. Will the approval of the Proposal affect the investments made by the Funds?
A. No. Approval of the Proposal by a Fund’s shareholders will not have any effect on the Fund’s investment objectives or principal investment strategies, including the investments made to implement their respective principal investment strategies. Following the approval of the Proposal by Fund shareholders, Clough will continue to be responsible for providing the Funds with investment research, advice, and supervision and furnishing an investment program for the Funds, consistent with their respective investment objectives, strategies, and policies as disclosed in the Funds’ registration statement filed with the U.S. Securities and Exchange Commission, as it may be amended or supplemented from time to time.

Q. Will the approval of the Proposal change the fees or expenses I pay as a shareholder of the Fund(s)?
A. No. Approval of the Proposal by a Fund’s shareholders will not increase the fees and expenses payable by the Fund or its shareholders. If the New Advisory Agreement is approved by a Fund’s shareholders, the Fund will pay the New Adviser a management fee equal to the management fee previously paid by the Fund to the Prior Adviser under the Prior Advisory Agreement and currently paid into escrow for the benefit of the New Adviser under the Interim Advisory Agreement.
Q. Will the approval of the Proposal change the services provided to the Funds?
A. No. The services currently provided to each Fund are not expected to change in connection with the approval of the Proposal. If the Proposal is approved by a Fund’s shareholders, the New Adviser will provide substantially the same day-to-day portfolio management services to each Fund pursuant to the New Advisory Agreement as were provided by the Prior Adviser pursuant to the Prior Advisory Agreement and are being provided by the New Adviser pursuant to the Interim Advisory Agreement.
Q. What will happen if Fund shareholders do not approve the New Advisory Agreement?
A. If a Fund’s shareholders do not approve the Proposal, the Board will consider all available options and take such action as it deems necessary and in the best interests of the Fund and its shareholders. Such options may include further solicitation of the Fund’s shareholders, solicitation of the approval of different proposals, or the liquidation of the Fund. The New Advisory Agreement will take effect with respect to a Fund upon approval of the Fund’s shareholders, regardless of the status of the approval of the New Advisory Agreement by the shareholders of the other Fund.
Q. Is the approval of the New Advisory Agreement by one Fund’s shareholders contingent on the approval of the New Advisory Agreement by the other Fund’s shareholders?
A. No. If a Fund’s shareholders approve the New Advisory Agreement, the New Advisory Agreement will take effect with respect to such Fund regardless of whether shareholders of the other Fund have approved the New Advisory Agreement.
Q. How does the Board recommend that I vote for the Proposal?
A. After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of the Proposal.
Q. Will the Funds pay for this proxy solicitation?
A. No. The New Adviser and/or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.
Q. How can I vote my shares?
A. For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Special Meeting as described in the Proxy Statement.
Q. How may I revoke my proxy?
A. You may revoke your proxy – whether voted by telephone, the Internet, or mail – at any time prior to the Special Meeting by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Special Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Special Meeting to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Special Meeting and must indicate your name and account number to be effective.

Q. Where can I obtain additional information about this Proxy Statement?
A. If you need any assistance or have any questions regarding this Proxy Statement, the Proposal, or how to vote your shares, please call our proxy solicitor, Morrow Sodali Fund Solutions, toll-free at (888) 694-6014. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern time.

Clough Long/Short Equity ETF (CBLS)
(formerly known as the Changebridge Long/Short Equity ETF)

Clough Select Equity ETF (CBSE)
(formerly known as the Changebridge Select Equity ETF)

each a series of
Listed Funds Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT December 15, 2023
This Proxy Statement is being furnished to the shareholders of the Clough Long/Short Equity ETF and the Clough Select Equity ETF (each, a “Fund,” and, together, the “Funds”), each a series of Listed Funds Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with each Fund’s solicitation of its shareholders’ proxies for use at a joint special meeting of shareholders of the Funds (the “Special Meeting”) to be held on January 11, 2024, at 11:00 a.m., Central time, at the offices of the Funds’ administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes described herein and in the accompanying Notice of Special Meeting.
Shareholders of record at the close of business on December 4, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The Proxy Statement is expected to be mailed to shareholders on or about December 19, 2023. At the Special Meeting, shareholders of each Fund, voting separately, will be asked to vote on the proposal set forth below (the “Proposal”). Shareholders also may be asked to transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

PROPOSAL:	To approve a new investment advisory agreement between the Trust, on behalf of the Clough Long/Short Equity ETF and Clough Select Equity ETF, and Clough Capital Partners L.P.
If you would like a free copy of the Funds’ most recent annual shareholder report, semi-annual shareholder report, prospectus and/or statement of additional information (“SAI”), please call the Funds at 1-800-617-0004 or write to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, with your request.
As discussed more fully herein, the Board believes the Proposal is in the best interests of each Fund and its shareholders and recommends that you vote “FOR” the Proposal. Importantly, approval of the Proposal will not result in any change to the Funds’ investment objectives, investment strategies, portfolio manager, or increase in shareholder fees or expenses.

PROPOSAL: APPROVAL OF NEW ADVISORY AGREEMENT
Background. Upon each Fund’s inception until August 28, 2023, Changebridge Capital, LLC (the “Prior Adviser”) provided investment advisory services to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and the Prior Adviser (the “Prior Advisory Agreement”). The Prior Advisory Agreement was approved by the Board on June 16, 2022, by shareholders of each Fund on September 9, 2022, and was terminated at the request of the Prior Adviser effective upon the close of business on August 28, 2023. The Funds are currently managed by Clough Capital Partners, L.P. (the “New Adviser”) pursuant to an interim investment advisory agreement approved by the Board pursuant to and consistent with the conditions of Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”) on the same date (the “Interim Advisory Agreement”). As required by Rule 15a-4, which provides a temporary exemption from the shareholder approval requirement in Section 15(a) of the 1940 Act under certain circumstances, the New Adviser may provide investment advisory services to each Fund pursuant to the Interim Advisory Agreement for a period of no longer than 150 days following the date on which the Prior Advisory Agreement was terminated or the date of the approval by the Fund’s shareholders of the investment advisory agreement between the Trust, on behalf of the Fund, and the New Adviser (the “New Advisory Agreement”), whichever is shorter.
At the Board Meeting called specifically to address the proposed approval of the New Advisory Agreement, Mr. Vincent Lorusso, the then-managing member of the Prior Adviser and the portfolio manager of each Fund, notified the Board that he planned to wind down and dissolve the Prior Adviser’s advisory business and to assume responsibilities as President and Chief Executive Officer, Partner, and Portfolio Manager of the New Adviser. Mr. Lorusso, therefore, requested that the Board terminate the Prior Advisory Agreement and recommended that the Board consider appointing the New Adviser to replace the Prior Adviser and approve the proposed New Advisory Agreement, subject to shareholder approval. The New Adviser, located at 53 State Street, 27th Floor, Boston, Massachusetts 02109, has been registered with the U.S. Securities and Exchange Commission (the “SEC”) since 2004 and is controlled by Charles I. Clough, Jr..
At the Board Meeting, the Board, including a majority of the Trustees who are not “interested persons” of either the Trust or the New Adviser (collectively, the “Independent Trustees”), approved, subject to shareholder approval, the New Advisory Agreement, as well as the Interim Advisory Agreement. The Funds are now seeking shareholder approval of the New Advisory Agreement. Accordingly, because you have been identified as a shareholder of a Fund on the Record Date, you are being asked to approve the New Advisory Agreement with respect to the Fund.
The terms of the New Advisory Agreement are substantially similar to the terms of the Interim Advisory Agreement and Prior Advisory Agreement in all material respects. The New Adviser hopes to obtain shareholder approval of the New Advisory Agreement prior to the conclusion of the 150-day term of the Interim Advisory Agreement to avoid any potential interruption in the day-to-day management of each Fund’s portfolio.
The approval of the New Advisory Agreement will not have any effect on your investment experience as a shareholder of a Fund, as the New Adviser is currently advising the Funds pursuant to the Interim Advisory Agreement. The approval of the New Advisory Agreement will ensure continuous investment management services from the New Adviser to each Fund. Under the New Advisory Agreement, the New Adviser will continue to provide the same services to the Funds on the same terms and at the same advisory fee rate as the Prior Adviser provided under the Prior Advisory Agreement and the New Adviser currently provides under the Interim Advisory Agreement. Under the New Advisory Agreement, Clough will continue to be responsible for providing the Funds with investment research, advice, and supervision and furnishing an investment program for the Funds, consistent with their respective investment objectives, strategies, and policies as disclosed in the Funds’ registration statement filed with the SEC, as it may be amended or supplemented from time to time.
If the Proposal is approved by a Fund’s shareholders, the New Advisory Agreement is expected to become effective with respect to such Fund upon its approval at the Special Meeting. If the Proposal is not approved by a Fund’s shareholders, the Board will consider alternatives for such Fund and take such action as it deems necessary and in the best interests of such Fund and its shareholders, which may include further solicitation of such Fund’s shareholders to approve either the New Advisory Agreement or a different, newly proposed advisory agreement. The New Advisory Agreement will take effect with respect to a Fund upon approval by such Fund’s shareholders, regardless of the status of the approval of the New Advisory Agreement by the shareholders of the other Fund.
Summary of the Interim Advisory Agreement and New Advisory Agreement
The terms of the New Advisory Agreement, except for its term and parties are substantially similar in all material respects to those of the Prior Advisory Agreement. A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the New Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Duration and Termination. Under the Interim Advisory Agreement, the New Adviser may provide investment advisory services to each Fund for a period of no longer than 150 days following the date on which the Prior Advisory Agreement was terminated or the date of the approval by the Funds’ shareholders of the New Advisory Agreement, whichever is shorter. If the Proposal is approved, the New Advisory Agreement will take effect with respect to a Fund upon its approval by the Fund’s shareholders. The New Advisory Agreement provides that it will remain in effect for an initial term of two years following its effective date. After the initial two-year term, the New Advisory Agreement, like the Prior Advisory Agreement, will continue in effect with respect to a Fund for successive annual periods as long as such continuance is specifically approved at least annually (i) by either the Board or by vote of a majority of the outstanding voting shares of the Fund and (ii) by the vote of a majority of the Independent Trustees cast at a meeting called for the purpose of voting on such approval.
The Interim Advisory Agreement is terminable by the Trust or shareholders on 10 days’ notice. Like the Prior Advisory Agreement, the New Advisory Agreement may be terminated without penalty by (i) vote of the Board, (ii) by vote of a majority of the outstanding voting securities of a Fund, or (iii) by the New Adviser upon sixty (60) days’ written notice to the Trust.
Advisory Services. The advisory services to be provided pursuant to the New Advisory Agreement are substantially similar to those provided pursuant to the Prior Advisory Agreement. The New Advisory Agreement requires that the New Adviser regularly provide each Fund with investment research, advice and supervision and continuously furnish an investment program for the Fund, consistent with its investment objectives, policies, and restrictions. Like the Prior Adviser, the New Adviser also is responsible for determining which securities are to be purchased or sold by each Fund and placing orders with or through broker-dealers it selects.
Management Fees. The management fees payable pursuant to each of the Prior Advisory Agreement, Interim Advisory Agreement, and New Advisory Agreement are based on the average daily net assets of the applicable Fund and computed daily and paid monthly. The unified management fees under the New Advisory Agreement are identical to the management fees paid under the Interim Advisory Agreement and Prior Advisory Agreement, which for the Clough Long/Short Equity ETF is equal to 1.70% of the Fund’s average daily net assets and for the Clough Select Equity ETF is equal to 0.85% of the Fund’s average daily net assets. The management fees earned under the Interim Advisory Agreement in excess of the New Adviser’s costs incurred for the services provided under the Interim Advisory Agreement are held in escrow pending shareholder approval of the New Advisory Agreement.
For the fiscal year ended October 31, 2023, the Clough Long/Short Equity ETF paid advisory fees of $90,798 and the Clough Select Equity ETF paid advisory fees of $50,855 under the Prior Advisory Agreement and Interim Advisory Agreement.
Brokerage Policies. Consistent with the Prior Advisory Agreement, under the New Advisory Agreement the New Adviser shall select the brokers or dealers that will execute the Funds’ purchases and sales of securities and seek for the Funds the most favorable execution and net price available under the circumstances. Under both agreements, the adviser may cause a Fund to pay a broker a commission more than that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the Fund. For the fiscal year ended October 31, 2023, the Clough Long/Short Equity ETF paid aggregate brokerage commissions in the amount of $114,353.19 and the Clough Select Equity ETF paid aggregate brokerage commissions in the amount of $80,628.35.
For the fiscal period ended October 31, 2023, neither Fund paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, the Fund’s distributor, or any affiliated persons of such persons. In addition, during the most recent fiscal year, neither Fund has paid any fees to the Prior Adviser, New Adviser, their affiliated persons or any affiliated person of such persons for services provided to the Fund other than services provided pursuant to the Prior Advisory Agreement or Interim Advisory Agreement.
Payment of Expenses. Consistent with the Prior Advisory Agreement, the New Advisory Agreement provides that the New Adviser will pay all of the costs and expenses incurred by it in connection with the advisory services provided to each Fund. Consistent with the Prior Advisory Agreement, the New Advisory Agreement provides that the New Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities, and other investments for the Funds (including brokerage commissions and other transaction or custodial charges).
Additionally, like the Prior Advisory Agreement, the New Advisory Agreement provides that the New Adviser agrees to pay all expenses incurred by each Fund except the fee payable to the New Adviser pursuant to the New Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by each Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.
Other Provisions. Consistent with the Prior Advisory Agreement, the New Advisory Agreement provides that the New Adviser shall indemnify and hold harmless the Trust and its affiliated persons against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the New Adviser’s willful misfeasance, bad faith, or negligence in the performance of its duties under the respective agreement or by reason of its reckless disregard of its obligations and duties under the agreement.
Executive Officers and Directors of Clough. Information regarding the principal executive officers and directors of Clough is set forth below. The address of Clough and its executive officers and directors is 53 State Street, 27th Floor, Boston, Massachusetts 02109.

Name	Position with Clough
Charles I. Clough, Jr.	Chairman, Chief Investment Officer, and Partner
Vincent Lorusso	President, Chief Executive Officer, Partner and Portfolio Manager
William G. Whelan	Partner and Portfolio Manager
John E. Kowaleski	Partner and Chief Financial Officer
Daniel J. Gillis	Chief Compliance Officer
No Trustee or officer of the Trust currently holds any position with Clough or its affiliated persons.
Required Vote. Approval of the Proposal with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the applicable Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If the Proposal is approved by a Fund’s shareholders at the Special Meeting, the New Advisory Agreement is expected to become effective with respect to such Fund upon its approval. If a Fund’s shareholders do not approve the Proposal, the Board will consider alternatives for such Fund and take such action as it deems necessary and in the best interests of such Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Advisory Agreement or a different, newly proposed advisory agreement.
Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the New Advisory Agreement are reasonable, and in the best interests of, each Fund and its shareholders. The Board believes that, upon shareholder approval of the Proposal, the New Adviser will provide at least the same level of services that it currently provides under the Interim Advisory Agreement and that the Prior Adviser provided under the Prior Advisory Agreement. At the Board Meeting, the Board was presented with information demonstrating that the New Advisory Agreement would enable each Fund’s shareholders to continue to obtain quality services for a fee that is fair and reasonable.
In considering the approval of the New Advisory Agreement, the Board, including the Independent Trustees, evaluated a number of factors, including, among other things: (i) the nature, extent, and quality of the services to be provided by the New Adviser; (ii) the historical performance of each Fund; (iii) the estimated cost of the services to be provided by the New Adviser and the profits expected to be realized by the New Adviser from its relationship with the Funds; (iv) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (v) the extent to which the proposed advisory fee for each Fund reflects economies of scale shared with Fund shareholders; (vi) any benefits to be derived by the New Adviser from the relationship with the Funds, including any fall-out benefits enjoyed by the New Adviser; and (vii) other factors the Board deemed to be relevant. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the advisory arrangements and the approval of the New Advisory Agreement.
Prior to the Meeting, the Board reviewed written materials provided by the New Adviser and, during the Board Meeting, representatives from the New Adviser presented additional oral and written information to assist the Board with its evaluation of the New Advisory Agreement. Among other things, representatives from the New Adviser provided an overview of the advisory business, including information about investment personnel, financial resources, experience, investment processes, and the firm’s compliance program. The representatives discussed the services to be provided by the New Adviser and the operational aspects of each Fund. The Board then discussed the materials it had received, including memoranda from legal counsel to the Trust on the responsibilities of the Trustees in considering the approval of the New Advisory Agreement under the 1940 Act, considered the written materials it received in advance of the Board Meeting and the New Adviser’s oral presentation, and deliberated on the approval of the New Advisory Agreement in light of this information.

Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the New Adviser. The Independent Trustees also met in executive session with counsel to the Trust to further discuss the proposed advisory arrangement and the Trustees’ responsibilities relating thereto. The consideration of the New Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.
Nature, Extent, and Quality of Services to be Provided. The Board considered the scope of services to be provided under the New Advisory Agreement, including arranging for, or implementing, the purchase and sale of portfolio securities, monitoring adherence to each Fund’s investment restrictions, overseeing the activities of the service providers, monitoring compliance with various policies and procedures with applicable securities regulations, and monitoring the extent to which each Fund achieved its investment objective as an actively managed fund. The Board considered that the services to be provided under the New Advisory Agreement were identical in all material respects to those services provided under the Prior Advisory Agreement. In considering the nature, extent, and quality of the services to be provided by the New Adviser, the Board considered the quality of the New Adviser’s compliance program and reports from the Trust’s Chief Compliance Officer regarding her review of the New Adviser’s compliance program. The Board noted that it had received a copy of the New Adviser’s registration on Form ADV, as well as the responses of the New Adviser to a detailed series of questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s cybersecurity policy, and the services provided by the New Adviser.
Historical Performance. The Board then considered the past performance of the Funds. The Board observed that additional information regarding each Fund’s past investment performance, for periods ended March 31, 2023, had been included in the Materials, including reports prepared by Barrington Partners, which compared the performance results of each Fund with the returns of a group of ETFs selected by Barrington Partners as most comparable (the “Peer Group”), as well as with funds in each Fund’s respective Morningstar category (each, a “Category Peer Group”). Additionally, at the Board’s request, the Prior Adviser identified the funds the Prior Adviser considered to be each Fund’s most direct competitors (each, a “Selected Peer Group”) and provided the Selected Peer Group’s performance results.
Clough Long/Short Equity ETF: The Board noted that, for each of the one-year and since inception periods ended March 31, 2023, the Fund underperformed its broad-based benchmark, the Wilshire Liquid Alternative Equity Hedged Total Return Index. The Wilshire Liquid Alternative Equity Hedged Total Return Index provides an indication of the performance of the equity hedge strategy component of the Wilshire Liquid Alternative Index. Equity hedge investment strategies predominantly invest in long and short equities.
The Board noted that, for the one-year period ended March 31, 2023, the Fund underperformed the median return of its Peer Group and Category Peer Group. The Board also noted that the Fund performed within the range of returns of the Selected Peer Group for the same one-year period. The Board considered that due to the lack of liquid alternative ETFs available, the Prior Adviser included open-end mutual funds in the Selected Peer Group. The Board also considered that the Prior Adviser included open-end mutual funds in the Selected Peer Group because they are representative of the opportunity set for investors seeking daily liquidity.
Clough Select Equity ETF: The Board noted that, for each of the one-year and since inception periods ended March 31, 2023, the Fund underperformed its broad-based benchmark, the S&P 500 TR Index. The S&P 500 TR Index provides an indication of the performance of the 500 leading U.S. large-capitalization companies covering approximately 80% of available market capitalization. The Board noted, however, that the Fund seeks to provide investors with exposure to companies it believes are undervalued, not broad exposure to the large-capitalization market.
The Board noted that, for the one-year period ended March 31, 2023, the Fund outperformed the median return of its Peer Group and Category Peer Group. The Board also noted that the Fund performed within the range of returns of the Selected Peer Group for the same one-year period. The Board considered that due to the lack of actively managed ETFs available, the Prior Adviser included open-end mutual funds in the Selected Peer Group. The Board also considered that the Prior Adviser included open-end mutual funds in the Selected Peer Group because they are representative of the opportunity set for investors seeking daily liquidity.
Costs of Services Provided and Profitability. The Board reviewed the advisory fees to be paid to the New Adviser for its services to each Fund under the New Advisory Agreement and noted that such fees were identical to those provided for in the Prior Advisory Agreement. The Board also reviewed the expense ratio for each Fund and compared the expense ratio to those of a group of ETFs selected by Barrington Partners as most comparable as well as with funds in each Fund’s respective Morningstar category.
The Board took into consideration that the advisory fee for each Fund was a “unitary fee,” meaning that the New Adviser would be responsible for compensating each Fund’s other service providers and generally paying each Fund’s other expenses out of its advisory fee and resources. Each Fund would be responsible for paying only the advisory fee and certain other expenses specified the New Advisory Agreement and in each Fund’s Prospectus, such as interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any). The Board also evaluated the compensation and benefits expected to be received by the New Adviser and its affiliates from its relationship with the Funds, taking into account an analysis of the New Adviser’s estimated profitability with respect to each Fund.
Clough Long/Short Equity ETF: The Board noted that the expense ratio for the Fund was equivalent to its unitary fee. The Board further noted that the expense ratio for the Fund was higher than the average of its Peer Group and Category Peer Group, but was within the range of the expense ratios for the Selected Peer Group.
Clough Select Equity ETF: The Board noted that the expense ratio for the Fund was equivalent to its unitary fee. The Board further noted that the expense ratio for the Fund was lower than the average of its Category Peer Group, slightly higher than the average of the Peer Group, and was within the range of expense ratios for the Peer Group and the Selected Peer Group.
Economies of Scale. The Board expressed the view that the New Adviser might realize economies of scale in managing each Fund as its assets grow. The Board noted, however, that any economies would, to some degree, be shared with a Fund’s shareholders through the Fund’s unitary fee structure. In the event there were to be significant asset growth in a Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.
Conclusion. No single factor was determinative of the Board’s decision to approve the New Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the terms of the New Advisory Agreement, including the compensation payable thereunder, were fair and reasonable to each Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Advisory Agreement for an initial two-year term, subject to its approval by a Fund’s shareholders, was in the best interests of each Fund and its shareholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND
VOTE “FOR” THE PROPOSAL

OTHER BUSINESS
Additional Information about the Trust. No Trustee or officer of the Trust currently holds any position with the Prior Adviser or the New Adviser, or any other investment adviser or sub-adviser to a series of the Trust.
Record Date/Shareholders Entitled to Vote. Each Fund is a separate series of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of each Fund are entitled to vote one vote per share on all matters presented at the Special Meeting with respect to the applicable Fund, including the Proposal.
Shareholders of each Fund at the close of business on the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date, the Clough Long/Short Equity ETF had 390,000 shares issued and outstanding and the Clough Select Equity ETF had 260,000 shares issued and outstanding.
Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call the proxy solicitor toll-free at (888) 694-6014. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
If sufficient votes are not received for one or both Funds by the date of the Special Meeting, the Special Meeting may be postponed or adjourned, one or more times, by either the chairman of the Special Meeting or by the vote of the holders of a majority of the applicable Fund’s shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal and vote against adjournment all proxies that voted against the Proposal. If sufficient votes are received by the date of the Special Meeting for only one Fund, the Proposal may be approved with respect to such Fund, and the Special Meeting may be adjourned, once or more, with respect to the remaining Fund.
Quorum Required. Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of a Fund entitled to vote at the Special Meeting.
Abstentions and Broker Non-Votes. Abstentions and broker non-votes are examples of proxies that may be provided to a Fund by brokers or nominees indicating that they have not received instructions from certain beneficial owners as to how to vote with respect to a proposal for which the brokers or nominees do not have discretionary power to vote (e.g., a non-routine matter, which typically is defined as a matter that may substantially affect the rights or privileges of shareholders, such as mergers and elections of directors). If a beneficial owner does not provide instructions to their broker with respect to a proposal involving a non-routine matter, the broker is not permitted to vote or otherwise complete a proxy on behalf of the beneficial owner with respect to the beneficial owner’s shares. The Proposal is considered a non-routine matter and therefore, broker non-votes are not expected. Abstentions will be counted as present for purposes of determining the existence of a quorum, but will have the effect of a vote against the Proposal and any other matter properly brought before the Special Meeting that requires the affirmative vote of a percentage of a Fund’s outstanding shares present or outstanding.
If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Special Meeting or the holders of a majority of a Fund’s shares present at the Special Meeting, in person or by proxy, may postpone or adjourn the Special Meeting with respect to such Proposal and such Fund to permit the further solicitation of proxies.
Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust and/or Morrow Sodali Fund Solutions, a professional proxy solicitor (the “Proxy Solicitor”). The solicitation may include mail, telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust, the Prior Adviser, or the New Adviser, none of whom will be paid for these services, or by the Proxy Solicitor. The New Adviser and the Prior Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies, including any expenses associated with the services of the Proxy Solicitor. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Funds held of record by such persons. The New Adviser may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.
Expenses Related to the Proposal. All expenses associated with the Proposal and the proxy process more generally will be borne by the New Adviser or its affiliates and not by the Funds.
Other Information. The Funds’ distributor and principal underwriter is Vigilant Distributors, LLC, 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.
Share Ownership. To the knowledge of the Trust’s management, as of the close of business on December 4, 2023, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on December 4, 2023, persons owning of record more than 5% of the outstanding shares of a Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the applicable Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the applicable Fund on any matter requiring the approval of that Fund’s shareholders.
Clough Long/Short Equity ETF

Name and Address	Number of Shares	% Ownership	Type of Ownership
National Financial Services LLC 200 Liberty Street New York, NY 10281	107,486	27.56%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	105,611	27.08%	Record
Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33716	50,000	12.82%	Record
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	40,500	10.38%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	29,957	7.68%	Record
Clough Select Equity ETF

Name and Address	Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	134,099	51.58%	Record
Merrill Lynch Pierce, Fenner & Smith 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	53,000	20.38%	Record
Morgan Stanley Smith Barney, LLC Harborside Financial Center Plaza, 23rd Floor Jersey City, NJ 07311	27,518	10.58%	Record

Name and Address	Number of Shares	% Ownership	Type of Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	18,460	7.10%	Record
National Financial Services LLC 200 Liberty Street New York, NY 10281	15,536	5.98%	Record
Reports to Shareholders. Copies of the Funds’ most recent annual and semi-annual shareholder reports may be requested without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free 1-800-617-0004.
GENERAL INFORMATION
Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposal described herein. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (888) 694-6014. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-617-0004 or write to the Funds, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

REMEMBER — YOUR VOTE COUNTS EVEN IF YOU HAVE SOLD YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE SPECIAL MEETING!
Your vote is extremely important, even if you only own a few of a Fund’s shares. The Special Meeting will have to be postponed or adjourned without conducting any business if a sufficient number of shares of a Fund entitled to vote in person or by proxy at the Special Meeting are not represented at the Special Meeting. In that event, a Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing a Fund to hold the Special Meeting as scheduled, so please return your proxy card immediately or vote by internet or telephone.
If your vote is not received, you may be contacted by representatives of the Funds, employees or agents of the Prior Adviser or New Adviser, representatives of other financial intermediaries, or our proxy solicitor, and reminded to vote your shares.
By Order of the Board of Trustees of Listed Funds Trust
Rachel A. Spearo
Secretary of the Trust
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
This Proxy Statement is available on the internet at https://proxyvotinginfo.com/p/clough2024. You may also request a copy by mail (Clough ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at (800) 617-0004. For information about how to attend the Special Meeting and vote in person, please call (800) 617-0004.

EXHIBIT A
LISTED FUNDS TRUST
INVESTMENT ADVISORY AGREEMENT
with
CLOUGH CAPITAL PARTNERS, L.P.

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made as of this [ ] day of [ ], 2024 by and between LISTED FUNDS TRUST (the “Trust”), a Delaware statutory trust, and CLOUGH CAPITAL PARTNERS, L.P. (the “Adviser”), a Delaware limited partnership with its principal place of business at 53 State Street, 27th Floor, Boston, Massachusetts 02109.

W I T N E S S E T H
WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and
WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a “Fund” and, collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:
1.The Adviser’s Services.
(a)Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall continuously furnish an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities or other assets shall be purchased for the Funds, what securities or other assets shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, Amended and Restated By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Funds, as from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.
(b)Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each a “Sub-Adviser”), for each of the Funds referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the sub-adviser(s), and the retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such sub-adviser shall be registered and in good standing with the Commission and capable of performing its sub- advisory duties pursuant to a sub-advisory agreement approved by the Trust’s Board of Trustees and, except as otherwise permitted by the 1940 Act or by rule or regulation, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate the sub-adviser for its services to the Funds.
Exhibit A-1

(c)Compliance. In rendering services to the Funds under this Agreement, the Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.
(d)Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser and proxy voting materials are received by the Adviser in a timely manner, the Adviser shall exercise its proxy voting responsibilities (which shall, at the discretion of the Adviser and absent Board instructions to the contrary, include the decision not to vote one or more proxies). The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub-Adviser(s). The Adviser may, to the extent consistent with its fiduciary duty to the Trust and with Rule 206(4)-6 under the Advisers Act, employ a third-party firm that specializes in corporate governance research and advising on proxy voting to assist the Adviser, subject to the Adviser’s oversight, in exercising the Adviser’s proxy voting responsibilities. The Trust further acknowledges that, to the extent consistent with its fiduciary duty to the Trust and with Rule 206(4)-6 under the Advisers Act, the Adviser may vote proxies for securities held by the Trust differently than it votes proxies for the same securities held by other of the Adviser’s clients.
(e)Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.
The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available upon receipt of reasonable notice during any day the Trust is open for business.
(f)Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to notify the Trust as promptly as reasonably possible if the Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. Upon reasonable request, the Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.
(g)Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all
Exhibit A-2

other agents and representatives of the Trust, provide such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and, upon request or as is necessary to perform its duties and responsibilities hereunder, establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.
2.Code of Ethics. The Adviser represents that it has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall promptly notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.
3.Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.
(a)Notification of Breach / Compliance Reports. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Funds’ or the Adviser’s policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, as applicable, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.
(b)Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.
(c)Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.
4.Brokerage.
(a)Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.
(b)Placement of Orders. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for each Fund the most
Exhibit A-3

favorable execution and net price available under the circumstances. In assessing the most favorable execution and net price available for any transaction, the Adviser may consider factors it deems relevant, including the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution capabilities and financial condition of the broker or dealer, and the reasonableness of the commission or dealer spread, if any (whether for a specific transaction or on a continuing basis).It is also understood that it is desirable for the Funds that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates’ services to other clients.
(c)Aggregated Transactions. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
(d)Affiliated Brokers. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (i) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (ii) the provisions of the 1940 Act; (iii) the provisions of the Advisers Act; (iv) the provisions of the 1934 Act; and (v) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser’s fees for services under this Agreement.
5.Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.
6.Allocation of Charges and Expenses. The Adviser will bear its own costs of providing services hereunder. The Adviser agrees to pay all expenses incurred by the Funds except for the fee paid to the Adviser pursuant to this Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”).
The Trust acknowledges and agrees that the Adviser may delegate its responsibility to pay some or all expenses incurred by the Funds, except for Excluded Expenses, to one or more third parties, including but not limited to, Sub-Advisers.
7.Representations, Warranties and Covenants.
(a)Properly Registered. The Adviser is registered as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.
(b)ADV Disclosure. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.
Exhibit A-4

(c)Fund Disclosure Documents. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading, so long as the Adviser is afforded an opportunity to review, comment on, and approve such Disclosure Documents.
(d)Use of the Name “Clough Capital Partners L.P.” The Adviser has the right to use the name “Clough Capital Partners,” “Clough Capital,” or “Clough” in connection with its services to the Trust and subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “Clough Capital Partners,” “Clough Capital,” or “Clough” in connection with the Adviser’s management of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “Clough Capital Partners,” “Clough Capital,” or “Clough.”
(e)Insurance. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.
(f)No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.
(g)Conflicts. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.
(h)Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.
8.The Name “Clough.” The Adviser grants to the Trust a sublicense to use the name “Clough” (the “Name”) as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; and (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had on the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund. Notwithstanding the foregoing, the Trust agrees that if this Agreement is terminated with respect to any Fund, the Trust shall cause the name of the Fund to be changed as promptly as reasonably practicable to a name that does not contain the Name or otherwise suggest an affiliation with the Manager.
9.Adviser’s Compensation. The Funds shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.
The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the
Exhibit A-5

Fund’s prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.
Except as may otherwise be prohibited by law or regulation (including any then current Commission staff interpretations), the Adviser may, in its sole discretion and from time to time, waive a portion of its fee.
10.Independent Contractor. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.
11.Assignment. Except as permitted by the 1940 Act, the rules and regulations thereunder, or no-action, interpretive or other guidance issued by the Commission or its staff, this Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.
12.Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.
13.Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below. This Agreement shall become effective with respect to a Fund upon the later of (i) the commencement of the Adviser’s management of the Fund and (ii) the approval of this Agreement by a majority of the outstanding voting securities of such Fund, and shall remain in full force and effect continually thereafter, subject to renewal as provided in subparagraph (c) of this section and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:
(a)The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund, in each case on not more than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or
(b)The Adviser may at any time terminate this Agreement by not less than sixty (60) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or
(c)This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder.
Termination of this Agreement pursuant to this Section shall be without payment of any penalty.
In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of the assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.
14.Certain Definitions. For the purposes of this Agreement:
(a)“Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.
(b)    “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.
Exhibit A-6

15.Liability of the Adviser. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for a Fund, provided that nothing in this Agreement shall protect the Adviser against any liability to the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties under this Agreement. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of the Adviser’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.
16.Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
17.Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.
18.Confidentiality.
(a)    The Adviser shall treat all records and other information relative to the Trust and the Funds that it receives in the performance of its duties under this Agreement confidentially and as proprietary information of the Trust and the applicable Fund. The Adviser shall not disclose such records or information to any third party or use such records or information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust).
(b)    The Trust shall treat all records and information relative to the Adviser that it receives in connection with this Agreement confidentially and as proprietary information of the Adviser. The Trust shall not disclose any such records or information to any third party or use such records or information for any purpose other than performance of its responsibilities and duties arising in connection with this Agreement (except after prior notification to and approval in writing by the Adviser).
(c)    The confidentiality provisions of this Section 18 will not apply to any information that either party hereto can show: (i) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (ii) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (iii) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (iv) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 18 will be deemed to prevent a party from disclosing any information received hereunder pursuant to any applicable law or in response to a request from a duly constituted regulatory or judicial authority.
19.Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.
20.Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.
21.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
22.    Survival. Sections 8, 9 15, 17, 18, 19 and 22 shall survive the termination of this Agreement.

Exhibit A-7

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

LISTED FUNDS TRUST on behalf of the series listed on Schedule A	CLOUGH CAPITAL PARTNERS, L.P.

By:	By:
Name:	Name:
Title:	Title:

Signature page to
Advisory Agreement

SCHEDULE A
to the
INVESTMENT ADVISORY AGREEMENT
Dated [ ], 2024 between
LISTED FUNDS TRUST
and
CLOUGH CAPITAL PARTNERS, L.P.

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance with the following fee schedule:

Fund	Rate
Clough Long/Short Equity ETF	1.70%
Clough Select Equity ETF	0.85%

VOTE BY MAIL 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side of the proxy card. 3.Sign, date and return the proxy card in the envelope provided.
VOTE ONLINE 1.Read the proxy statement and have the proxy card at hand. 2.Go to: 3.Follow the simple instructions.
VOTE BY PHONE 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 3.Follow the simple instructions.

↓ Please detach at perforation before mailing. ↓
Clough Long/Short Equity ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 11, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF LISTED FUNDS TRUST
The undersigned hereby appoints each of Rachel Spearo and Greg Bakken, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time on January 11, 2024 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Special Meeting or the holders of a majority of a Fund’s shares present at the Special Meeting, in person or by proxy, may postpone or adjourn the Special Meeting with respect to such Proposal and such Fund to permit the further solicitation of proxies. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted

Signature(s) and Title(s),if applicable	Sign in the box above
Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on January 11, 2024

The Proxy Statement for this Special Meeting is available at: https://proxyvotinginfo.com/p/clough2024

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

This proxy is solicited on behalf of the Board of Trustees of Listed Funds Trust (the “Trust”). The Board of Trustees has unanimously approved the Proposal and recommends shareholders approve it also. The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust, on behalf of Clough Long/Short Equity ETF and Clough Capital Partners L.P.	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting and any postponements or adjournments thereof.

VOTE BY MAIL 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side of the proxy card. 3.Sign, date and return the proxy card in the envelope provided.
VOTE ONLINE 1.Read the proxy statement and have the proxy card at hand. 2.Go to: 3.Follow the simple instructions.
VOTE BY PHONE 1.Read the proxy statement and have the proxy card at hand. 2.Call toll-free 3.Follow the simple instructions.

↓ Please detach at perforation before mailing. ↓
Clough Select Equity ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 11, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF LISTED FUNDS TRUST
The undersigned hereby appoints each of Rachel Spearo and Greg Bakken, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on January 11, 2024 at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Special Meeting or the holders of a majority of a Fund’s shares present at the Special Meeting, in person or by proxy, may postpone or adjourn the Special Meeting with respect to such Proposal and such Fund to permit the further solicitation of proxies. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted

Signature(s) and Title(s),if applicable	Sign in the box above
Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on January 11, 2024

The Proxy Statement for this Special Meeting is available at: https://proxyvotinginfo.com/p/clough2024

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

This proxy is solicited on behalf of the Board of Trustees of Listed Funds Trust (the “Trust”). The Board of Trustees has unanimously approved the Proposal and recommends shareholders approve it also. The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust, on behalf of Clough Select Equity ETF and Clough Capital Partners L.P.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.